Relevant Facts	12 Months Ended
Dec. 31, 2023
Relevant Facts [Abstract]
Relevant facts

Note 6. Relevant facts

Pre agreement for the sale of equity interest

At October 13, 2023 Casino Group and Companhia Brasileira de Distribuição S.A. – CBD executed of a pre agreement with Cama Commercial Group Corp. (Grupo Calleja), entity in El Salvador, for the sale of total equity interest in Almacenes Éxito S.A. (34.05% and 13.26%, respectively), through tender offers to be launched in Colombia and in United States of America for the acquisition of 100% of the outstanding shares of Almacenes Éxito S.A:, including shares represented by American Depositary Shares (ADRs) and Brazilian Depositary Receipts (BDRs) and which is subject to the acquisition of at least 51% of the shares of the Company.

The tender offer will be subject to Superintendencia Financiera de Colombia’s approval and the necessary filings in the US Securities and Exchange Commission (SEC). See Note 42 Subsequent Events.